Exhibit 10.121

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS.  ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

+Sunoco Logistics	Sunoco Partners Marketing & Terminals LP.
907 S. Detroit
Tulsa,OK 74120

September 26, 2006

Ladder Energy Company
Attn: Jim McCaghren
801 Cherry Street, Ste. 3200
Fort Worth, Texas 76102-6882

	Re:	Crude Oil Purchase Agreement
Sunoco Partners Reference No. 502606

Dear Mr. McCaghren,

Reference is made to the above subject Crude Oil Purchase Agreement whereby Sunoco Partners Marketing & Terminals L. P. will purchase all of the crude oil and condensate, produced from the lease(s) listed on Exhibit “A”.

This confirms our understanding that by mutual consent said agreement shall be amended as follows:

Effective November 1, 2006, the Price shall be amended to read as follows:

Sunoco’s base price for Oklahoma Sweet crude oil (currently Sunoco’s Column 7), no gravity adjustment, available in Sunoco Partners Marketing & Terminals L. P. Crude Oil Price Bulletin Summary as published, modified by the net adjustment. Buyer and Seller agree that for all leases listed on the attached Exhibit “A” and any additions thereto during the term of this agreement, the net adjustment will be computed as set forth in Exhibit “A”. The Temporary Marketing Adjustment (T.M.A.) currently equals *****(1) per barrel.

Effective December 1, 2006, the Price shall be amended to read as follows:

Sunoco’s base price for Oklahoma Sweet crude oil (currently Sunoco’s Column 7), no gravity adjustment, available in Sunoco Partners Marketing & Terminals L. P. Crude Oil Price Bulletin Summary as published, modified by the net adjustment. Buyer and Seller agree that for all leases listed on the attached Exhibit “A” and any additions thereto during the term of this agreement, the net adjustment will be computed as set forth in Exhibit “A”. The Temporary Marketing Adjustment (T.M.A.) currently equals *****(1) per barrel.

For pricing purposes, the oil delivered during any given calendar month hereunder shall be deemed to have been delivered in equal daily quantities during such month.

Effective December 1, 2006, the Term shall be amended to read as follows:

This agreement shall remain in effect for an extended term of one (1) year commencing on December 1, 2006, and from month to month thereafter, unless and until terminated by either party upon written notice thereof given thirty (30) days in advance of the end of the primary term of this agreement or any extensions thereof.

Except as specifically modified, all terms and conditions of said Crude Oil Purchase Agreement shall remain in full force and effect.

(1) THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS.  ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Please acknowledge your agreement to this amendment by signing below and mailing or faxing a copy to:

Sunoco Partners Marketing & Terminals L. P.
Attn Margaret Bassham
907 S. Detroit
Tulsa, OK 74120
Fax: (918) 586-6879

If we do not receive a signed copy by mail or fax within ten (10) business days from the date of receipt of this amendment, we will take that as evidence of your acceptance of this amendment to the above referenced agreement.

Agreed and accepted this            day of                         , 20      .

LADDER ENERGY COMPANY		SUNOCO PARTNERS MARKETING & TERMINALS L.P.

		By:	Sunoco Logistics Partners Operations GP LLC, Its General Partner

By:	/s/ Patrick M. McKinney	By:	/s/ Carey L. Drake
Carey L. Drake
Title:	VP of Operations	Title	Crude Oil Representative

		Approved:	/s/ James A. Medico
James A. Medico
Oklahoma Region Manager

2

EXHIBIT “A”

CRUDE OIL PURCHASE AGREEMENT

LADDER ENERGY COMPANY – COPA #502606

EFF LEASE DATE	LEASE NAME	SUNOCO P/N	LEGAL DESC.	COUNTY/ST	Eff 11/2006 TMA			Eff 12/2006 TMA			PRICE*
07/01/00	LEE A 1-15	035663	SEC 15-20N-08W	GARFIELD/OK	$	*****	(2)	$	*****	(2)	COL. 7
07/01/00	GUNGOLL FEE UNIT, MARKES #1	035664	SEC 11-20N-08W	GARFIELD/OK	$	*****	(2)	$	*****	(2)	COL. 7
07/01/00	MCBURNEY #2	965285	SEC 22-23N-06W	GARFIELD/OK	$	*****	(2)	$	*****	(2)	COL. 7
07/01/00	MCBURNEY	965373	SEC 22-23N-06W	GARFIELD/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	BOWLING #28-3	033581	SEC 28-26N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)*	COL. 7
02/01/00	BOWLING #28-1	033580	SEC 28-26N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	BOWLING #34-1	033582	SEC 34-26N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	BOWLING #34-4	033583	SEC 34-26N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	BULES #1-28	500198	SEC 28-26N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	BULES #2-28	500199	SEC 28-26N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	CHURCH #1-21	500192	SEC 21-26N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	DAVID #1-34	500200	SEC 34-26N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	DAY #1	033584	SEC 25-26N-06W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	DOWNEY TANK	036091	SEC 23-26N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	ELLIOTT 24-1	033585	SEC 24-20N-02W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	FORRESTER “A”-17	400264	SEC 17-25N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	FOTHERGILL 1-8	962619	SEC 08-25N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	HAZEL 1-20	003730	SEC 20-25N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	HEADLINER #1-29	838911	SEC 29-26N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	HOLDEN #1-27	500201	SEC 27-26N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	HOLDEN #2-27	500202	SEC 27-26N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	JACK KUBIK 1-21	500211	SEC 21-26N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	KIRK 1A	400885	SEC 26-26N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	LEFORCE #1-22	500213	SEC 22-26N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	KIRK #2-27	500206	SEC 27-26N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	KIRK #2A-27	500204	SEC 27-26N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	KIRK #2B-27	500207	SEC 27-26N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	KIRK #28-3	033586	SEC 28-26N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	K KIRK #28-1	033587	SEC 28-26N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	KIRK #3-26	500208	SEC 26-26N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	LAMB #1-35, 2-35	500212	SEC 35-26N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	LAWLESS 1-20	003731	SEC 20-25N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	MCCOY #16-1	033588	SEC 16-26N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	MCKEE #27-1 THRU 4	033589	SEC 27-26N-05W	GRANT/OK	$	*****	(2)*	$	*****	(2)	COL. 7
02/01/00	M.A.S. 1-29	003733	SEC 29-25N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	MARGARET 1-29	003732	SEC 29-25N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	MARY SMITH 1-29	967639	SEC 29-26N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	OVERTON 1-29	500214	SEC 29-26N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	PREWITT #1-28	500216	SEC 28-26N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	REYNOLDS 1-19	003734	SEC 19-25N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	SALLY ANNETTE 1-28	018996	SEC 28-25N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	SNOWSHOE #1-29	883406	SEC 29-26N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	SPRAGUE #1-27	500193	SEC 27-26N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	SPRAGUE #2-27	500194	SEC 27-26N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	SPRAGUE #3-27	500218	SEC 27-26N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	TED 1-8	887332	SEC 08-25N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	VIVIAN 1-21	968421	SEC 21-25N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
02/01/00	WILKENS #1-16	405775	SEC 16-25N-05W	GRANT/OK	$	*****	(2)	$	*****	(2)	COL. 7
08/01/04	DAVENPORT UNIT	821017	SEC 03-14N-05E	LINCOLN/OK	$	*****	(2)	$	*****	(2)	COL. 7
08/01/04	SOWARDS #1	047366	SEC 25-15N-05E	LINCOLN/OK	$	*****	(2)	$	*****	(2)	COL. 7
08/01/04	STATE SCHOOL A1	884742	SEC 36-15N-05E	LINCOLN/OK	$	*****	(2)	$	*****	(2)	COL. 7
08/01/04	STATE SCHOOL #1	884746	SEC 36-15N-05E	LINCOLN/OK	$	*****	(2)	$	*****	(2)	COL. 7

(2) THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS.  ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

* AS POSTED IN SUNOCO PARTNERS MARKETING AND TERMINALS LP PRICE BULLETIN SUMMARY